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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

                                VOTING AGREEMENT

          VOTING AGREEMENT (this "AGREEMENT"), dated as of June 1, 2003, by and between Aspen Technology, Inc. (the "Company") and [___________________] (the "STOCKHOLDER").

                              W I T N E S S E T H:

          WHEREAS, the Stockholder owns such number of (a) shares of Series B Preferred Stock, par value $.10 per share (the "SERIES B PREFERRED STOCK"), of the Company (b) shares of Common Stock, par value $.10 per share (the "COMMON STOCK"), of the Company and/or (c) warrants or options to purchase Common Stock, indicated next to his, her or its name on SCHEDULE A attached hereto;

          WHEREAS, pursuant to a Securities Purchase Agreement entered into as of June 1, 2003 among the Company and certain other investors (including the Stockholder) (the "PURCHASE AGREEMENT"), the Company and the Stockholder have agreed to provide for certain agreements with respect to the voting and transfer of Securities (as defined in Section 9 below) owned by the Stockholder pursuant to this Agreement; and

          WHEREAS, this Agreement is being entered into in order to induce the Company to enter into the Purchase Agreement and to consummate the transactions contemplated in the Purchase Agreement and Transaction Documents (as defined in the Purchase Agreement).

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other, good and valuable consideration, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1.   AGREEMENTS TO VOTE; IRREVOCABLE PROXY.

               1.1. VOTING FOR THE MATTERS TO BE CONSIDERED. Stockholder hereby agrees that, until the earliest to occur of (i) the termination of the Purchase Agreement in accordance with its terms; (ii) approval of the issuance of the Series D Preferred Stock, par value $0.10 per share, by the requisite stockholders of the Company under the Delaware General Corporation Law ("DGCL") at the Special Meeting (as defined in the Purchase Agreement) ("REQUIRED APPROVAL"); (iii) the requisite stockholders of the Company vote to reject the matters contemplated to be voted on pursuant to Section 6.05 of the Purchase Agreement under the DGCL (the "MATTERS TO BE CONSIDERED") at any meeting of the stockholders; or (iv) December 31, 2003 (the earliest to occur of (i), (ii),
(iii) or (iv), the "TERMINATION DATE"), Stockholder shall:

                      (a) vote all Securities which are entitled to be voted under the DGCL, the Certificate of Incorporation or the By-laws to be voted at a meeting of stockholders

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of the Company and which are beneficially owned (as determined pursuant to Rule
13d-3 under the Securities Exchange Act of 1934, as amended, "beneficially owned") by it ("VOTING SECURITIES"), in favor of the Matters to be Considered;

                      (b) vote all Voting Securities beneficially owned by it against any action or agreement that, to its knowledge, would result in a breach of any covenant, obligation or agreement or any representation or warranty of the Company in the Purchase Agreement; and

                      (c) vote all Voting Securities beneficially owned by it against any action or agreement that would reasonably be expected to impede, interfere with, delay or postpone obtaining the Required Approval, including (i) any merger, other business combination, reorganization, consolidation, recapitalization, dissolution or liquidation involving the Company, (ii) a sale or transfer of a material amount of assets of the Company, (iii) any change in the board of directors of the Company, except in accordance with the Purchase Agreement, (iv) any change in the capitalization of the Company (except as may be permitted under the Purchase Agreement), (v) any change in the Certificate of Incorporation or By-laws, except in accordance with the Purchase Agreement, or
(vi) any Alternative Transaction (as defined in the Purchase Agreement).

Stockholder hereby acknowledges receipt and review of a copy of the Purchase Agreement.

               1.2. IRREVOCABLE PROXY. Contemporaneously with the execution of this Agreement, Stockholder shall deliver, or cause to be delivered, to the Company an irrevocable proxy coupled with an interest in the form attached hereto as EXHIBIT A (the "IRREVOCABLE PROXY"), which shall designate David L. McQuillin, Lisa M. Zappala and Stephen J. Doyle as named proxies (the "PROXIES") with respect to the Series B Preferred Stock held by such Stockholder. Promptly after the record date for the stockholders meeting called for the purpose of considering the Matters to be Considered, the Stockholder shall immediately deliver to the Company an Irrevocable Proxy with respect to all other Voting Securities held by such Stockholder as of the record date for such stockholders meeting. The Irrevocable Proxy (i) as to shares of Series B Preferred Stock shall be effective as of the date hereof and shall be irrevocable to the fullest extent permitted by law and
(ii) as to all other Voting Securities shall be effective as of the date delivered and shall be irrevocable to the fullest extent permitted by law with respect to all Voting Securities then owned by the Stockholder.

               1.3. WRITTEN CONSENTS. The provisions of this SECTION 1 shall be equally applicable to any action taken or proposed to be taken by the Company's stockholders without a meeting, including any such action taken or proposed to be taken by written consent pursuant to Section 228 of the DGCL.

          2. RESTRICTIONS ON TRANSFERS OF SECURITIES. Prior to the Termination Date, Stockholder hereby agrees that it shall not Transfer, or permit the Transfer of, all or any of the Voting Securities listed on SCHEDULE A beneficially owned by it unless (a) as a condition to any such Transfer the transferee agrees to be bound by the terms and provisions of this Agreement and delivers an Irrevocable Proxy to the Company in accordance with Section 1.2 hereof and (b) such Transfer is effected in accordance with the Series B Agreement (as defined in the Purchase Agreement). No

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Transfer shall be effective and the Company shall not, and shall not be compelled to, recognize any Transfer or record any Transfer on its books if such Transfer is prohibited by this Agreement, or issue any certificate representing any Securities to any Person who has received such Securities in a Transfer made in contravention of the terms of this Agreement. The parties agree that the restrictions on Transfer set forth in this Agreement are not manifestly unreasonable.

          3. STOCK SPLITS. If there shall be any change in the Securities of the Company as a result of any merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination, exchange or otherwise, the provisions of this Agreement shall apply with equal force to additional and/or substitute Securities, if any, received by the Stockholder in exchange for or by virtue of its ownership of Securities.

          4.   REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

               4.1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. Stockholder represents and warrants to the Company as follows:

                      (a) RIGHT TO VOTE SECURITIES. As of the date hereof, Stockholder beneficially owns and has the right to vote all the Securities (in accordance with the terms of such Securities) listed by its name on SCHEDULE A.

                      (b) POWER; BINDING AGREEMENT; NON-CONTRAVENTION. Stockholder has the full, right, power and authority (or, if a natural person, the legal capacity) to enter into this Agreement and perform all of its obligations hereunder. Neither the execution, delivery nor performance of this Agreement by Stockholder will violate the charter, by-laws or other organizational or constitutive documents of Stockholder (if the Stockholder is not a natural person), or any other agreement, contract or arrangement to which Stockholder is a party or is bound, including any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of the Stockholder, enforceable in accordance with its terms. Neither the execution or delivery of this Agreement will (a) require any material consent or approval of or filing with any governmental or other regulatory body, other than filings required under the federal or state securities laws, or (b) constitute a violation of, conflict with or constitute a default under (i) any material law, rule or regulation applicable to Stockholder, or (ii) any material order, judgment or decree to which Stockholder is bound.

               4.2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Stockholder that the Company has the full, right, power and authority to enter into this Agreement and perform all of its obligations hereunder. Neither the execution, delivery nor performance of this Agreement by the Company will violate the charter, by-laws or other organizational or constitutive documents of the Company, or any other agreement, contract or arrangement to which the Company is a party or is bound. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. Neither the execution or delivery of this Agreement will (a) require any material consent or approval of or filing with any governmental or other regulatory body, other than filings required under the

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federal or state securities laws, or (b) constitute a violation of, conflict with or constitute a default under (i) any material law, rule or regulation applicable to the Company, or (ii) any material order, judgment or decree to which the Company is bound.

          5. TERMINATION. This Agreement shall terminate on the earlier to occur of (i) the Termination Date and (ii) the date specified by mutual agreement of the Stockholder and the Company.

          6. STOCKHOLDER COVENANTS. Except in accordance with the express provisions of this Agreement, Stockholder agrees not to, directly or indirectly, grant any proxies, deposit any Securities into a voting trust or enter into any other voting agreement with respect to any Securities.

          7. COMPANY COVENANTS. The Company agrees that it will only exercise the rights granted to it under this Agreement with respect to the subject matter hereof, and that it will use its commercially reasonable efforts to ensure that the Proxies exercise the Irrevocable Proxy, in a manner consistent with this Agreement.

          8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as expressly set forth herein, the representations, warranties, covenants and agreements made by Stockholder, or the Company in this Agreement shall survive the date hereof and shall remain in full force and effect until the termination of this Agreement in accordance with Section 5 above.

          9.   CERTAIN DEFINITIONS.

               9.1. "PERSON" means any individual, corporation, partnership, firm, joint venture, limited liability company or partnership, association, joint-stock company, trust, unincorporated organization or Governmental Body.

               9.2. "SECURITIES" means and include (a) all shares of the common stock and preferred stock of the Company, (b) all options, warrants or rights to acquire shares of common stock or preferred stock, (c) all securities which are convertible into or exchangeable or exercisable for, common stock or preferred stock, (d) all other securities of the Company which may be issued in exchange for or in respect of shares of common stock or preferred stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization or any other means), and (e) any other Voting Securities of the Company acquired by Stockholder after the date hereof.

               9.3. "TRANSFER" means any transfer of Securities, whether by sale, assignment, gift, will, devise, bequest, operation of the laws of descent and distribution, or in trust, pledge, hypothecation, mortgage, encumbrance or other disposition (the verb to "TRANSFER" shall mean to sell, assign, give, dispose, transfer (including by gift, will, devise, bequest, or operation of laws of descent and distribution, or in trust), pledge, hypothecate, mortgage, or encumber).

          10. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the Irrevocable Proxy, Purchase Agreement and Transaction Documents, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and

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supersede all prior agreements and understandings among the parties with respect to such subject matter (including any agreements between Stockholder and the Company regarding the voting of Securities.) This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by the party against whom such modification, amendment, alteration or supplement is sought to be enforced.

          11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided that, Stockholder may assign this Agreement in connection with any Transfer permitted by this Agreement.

          12. GOVERNING LAW; CONSENT TO JURISDICTION. Except as expressly set forth below, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          13. INJUNCTIVE RELIEF. The parties agree that in the event of a breach of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to seek in any court of competent jurisdiction a decree of specific performance or to enjoin the continuing breach of such provision, in each case without the requirement that a bond be posted, as well as to obtain damages for breach of this Agreement. By seeking such relief, the aggrieved party will not be precluded from seeking any other relief to which it may be entitled.

          14. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts (including by facsimile signature), each of which shall be deemed to be an original and all of which together shall constitute one and the same documents.

          15. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          16. FURTHER ASSURANCES. Each party hereto shall execute and deliver such additional documents as may be necessary to effectuate the voting agreements contemplated by this Agreement.

          17. NO THIRD PARTY BENEFICIARIES; NO PARTNERSHIP OR FIDUCIARY RELATIONSHIP. Nothing in this Agreement, expressed or implied, shall be construed to give any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein. Nothing in this Agreement shall create, or is intended to create, a fiduciary relationship between Stockholder and the Company or a partnership or similar arrangement between the Stockholder and the Company.

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          18.  LEGAL EXPENSES. In the event any legal proceeding is commenced by any party to this Agreement to enforce, or recover damages for any breach of, the provisions hereof, the prevailing party in such legal proceeding shall be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceedings, including reasonable attorneys fees and disbursements.

          19. [FIDUCIARY DUTIES. Stockholder is signing this Agreement solely in such Stockholder's capacity as an owner of his or her respective Voting Securities, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company.] [INCLUDED IN ENTITY AGREEMENTS ONLY]

          20. INTERPRETATION. Unless the context of this Agreement otherwise requires, (i) words of any gender include each gender and the neuter; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the term "Section" refers to the specified Section of this Agreement; and (v) the term "including" or similar words shall be construed as to refer to such matter without limitation thereof. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                            [SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed as of the date and year first above written.


                                              ASPEN TECHNOLOGY, INC.


                                              By:
                                                  --------------------------
                                              Name:
                                              Title:


                                              STOCKHOLDER:

                                              ------------------------------
                                              Name:


                       SIGNATURE PAGE TO VOTING AGREEMENT

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

          Reference is made to that certain Voting Agreement, dated as of the date hereof (the "VOTING Agreement"), by and between Aspen Technology, Inc., a Delaware corporation (the "COMPANY) and the undersigned stockholder of the Company. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such term in the Voting Agreement.

          The undersigned hereby irrevocably (to the fullest extent permitted by Delaware law) appoints and constitutes each of David L. McQuillin, Lisa M. Zappala and Stephen J. Doyle the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all Voting Securities owned of record by the undersigned as of the date of this proxy (the "SUBJECT SHARES") to vote such Subject Shares for, and only in connection with, and in favor of, the Matters to be Considered. All prior proxies given by the undersigned with respect to any of the Subject Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Subject Shares.

          This proxy is IRREVOCABLE, IS COUPLED WITH AN INTEREST and is granted in connection with the Voting Agreement, a copy of which is attached hereto and made a part hereof and is granted in consideration of the Company entering into the Purchase Agreement.

          Each attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Subject Shares, at any time and from time to time, in his or her sole and absolute discretion consistent with the terms of
Section 1.1, at any meeting of the stockholders of the Company, however called, or in any written action by consent of stockholders of the Company, with respect to any and all matters brought before the stockholders with respect to the matters set forth in Section 1.1.

          This proxy shall be binding upon the heirs, successors and assigns of the undersigned.

          Any term or provision of this proxy which is invalid or unenforceable, in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this proxy or affecting the validity or enforceability of any of the terms or provisions of this proxy in any other jurisdiction. If any provision of this proxy is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                   [REMINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          This proxy shall terminate immediately upon the termination of the
Voting Agreement pursuant to Section 5 thereof.


Dated:  ____________, 2003


Name:
      ---------------------

By:
     ----------------------
Name:
Title:

Number of shares of Common Stock,
par value $.10 per share, of the Company owned of record as of the date of this proxy: ______________________

Number of shares of Series B Preferred Stock, par value $.10 per share, of the Company owned of record as of the date of this proxy: ______________________


                       SIGNATURE PAGE TO IRREVOCABLE PROXY

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                                   SCHEDULE A

                             OWNERSHIP OF SECURITIES

                                                COMMON STOCK                               SERIES B PREFERRED STOCK
                                   ------------------------------------------     -----------------------------------------
                                                                                      SERIES B-I             SERIES B-II
     NAME OF STOCKHOLDER             NUMBER OF SHARES       RIGHT TO ACQUIRE       NUMBER OF SHARES       NUMBER OF SHARES
-------------------------------    --------------------     -----------------     ------------------     ------------------
Pine Ridge Financial, Inc.
Smithfield Fiduciary LLC
Perseverance LLC

Lawrence B. Evans
David L. McQuillin
Lisa W. Zappala
Douglas R. Brown
Stephen J. Doyle
Greasham T. Brebach, Jr.
Joan C. McArdle
Stephen L. Brown
Stephen M. Jennings